UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: (Date of earliest event reported): June 28, 2006
Rock-Tenn Company
(Exact name of registrant as specified in charter)

Georgia	0-23340	62-0342590
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification
of Incorporation)		No.)

504 Thrasher Street, Norcross, Georgia	30071
(Address of principal executive offices)	(Zip Code)
(770) 448-2193
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
Rock-Tenn Company (“Rock-Tenn”) intends to disclose certain material nonpublic information regarding Rock-Tenn in a slide presentation (the “Slide Presentation”) that is attached hereto as Exhibit 99.1 and is hereby incorporated herein. All information in the Slide Presentation is presented as of June 28, 2006, and Rock-Tenn does not undertake any obligation to correct that information, disclaim the accuracy of the information should the facts change, or update that information in the future.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits

99.1 Slide Presentation (furnished pursuant to Item 7.01)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCK-TENN COMPANY (Registrant)
Date: June 28, 2006	By:	/s/ Steven C. Voorhees
Steven C. Voorhees
Executive Vice-President and Chief Financial Officer (Principal Financial Officer, Principal Accounting Officer and duly authorized officer)

INDEX TO EXHIBITS
Exhibit Number and Description

99.1 Slide Presentation (furnished pursuant to Item 7.01)